Supplement, dated December 15, 2003, to the Prospectus, dated May 1, 2003, of
                 Tri-Continental Corporation (the "Corporation")

  The following supercedes and replaces the supplement dated September 4, 2003:

Effective January 1, 2004, the following information supersedes and replaces the information set forth in the first and second full paragraphs on page 13 of the Corporation's Prospectus under the caption "MANAGEMENT OF THE CORPORATION - The Manager:"

      The Corporation's portfolio is managed by the Manager's Core Equity Group. The Portfolio Manager of the Corporation is Richard R. Schmaltz. Mr. Schmaltz is also Portfolio Manager of Seligman Common Stock Fund, Inc. and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc., as well as Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. In addition, Mr. Schmaltz is a Managing Director of the Manager.

      Prior to his early retirement in 2001, Mr. Schmaltz was a Managing Director of the Manager as well as the Manager's Director of Investments, Chair of the Manager's Investment Policy Committee and a member of the Manager's Executive Committee.